Exhibit 32.1

 CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the annual report of Rapid Link, Incorporated (the "Company") on Form 10-KSB for the fiscal year ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John A. Jenkins, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

   (1) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Date: January 29, 2007                       /s/ John A. Jenkins
                                         -----------------------------------
                                                  John A. Jenkins
                                              Chief Executive Officer
                                              and Chairman of the Board